Exhibit 10.2

Execution Version

FIRST LIEN TRADEMARK SECURITY AGREEMENT

FIRST LIEN TRADEMARK SECURITY AGREEMENT (as amended, restated, supplemented, waived or otherwise modified from time to time) (this “Agreement”), dated as of March 15, 2013, between CBI Distributing Corp., a Delaware corporation (the “Grantor”), and The Bank of New York Mellon Trust Company, N.A., as collateral agent for the Indenture Secured Parties (as hereinafter defined) (in such capacity, the “Collateral Agent”).

Reference is made to (x) the Collateral Agreement dated March 15, 2013 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Notes Security Agreement”) among Claire’s Stores, Inc., a Florida corporation (the “Issuer”), the other Pledgors (as defined below) party thereto from time to time, and the Collateral Agent, and (y) the Indenture dated as of March 15, 2013, among the Issuer, the Guarantors party thereto from time to time and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and Collateral Agent (such agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”).

The Issuer and each other Pledgor (including the Grantor) will receive substantial benefits from the execution, delivery and performance of the obligations under the Indenture and the other Noteholder Documents and each is, therefor, willing to enter into this Agreement. This Agreement is given by the Grantor in favor of the Collateral Agent for the benefit of the Indenture Secured Parties to secure the payment and performance of all of the Notes Obligations.

Accordingly the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings specified in the Notes Security Agreement. The rules of construction specified in Section 1.02 of the Notes Security Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Notes Obligations, the Grantor, pursuant to the Notes Security Agreement, did and hereby does grant to the Collateral Agent, its successors and assigns, for the benefit of the Indenture Secured Parties, a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business

Execution Version

identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section l(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections l(c) and 1(d) of the Lanham Act has been filed, to the extent that, and solely during the period for which, any assignment of an “intent to use” application prior to such filing would violate the Lanham Act), and all renewals thereof, including those listed on Schedule I (the “Trademarks”);

(b) all goodwill associated with or symbolized by the Trademarks;

(c) all claims for, and rights to sue for, past or future infringements of any of the foregoing; and

(d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

SECTION 3. Notes Security Agreement. The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Notes Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Notes Security Agreement, the terms and provisions of which, including without limitation, all rights, privileges, protections, benefits, immunities and indemnities provided the Collateral Agent, are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Notes Security Agreement, the terms of the Notes Security Agreement shall govern.

SECTION 4. Choice of Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

2

IN WITNESS WHEREOF, the Grantor and the Indenture Secured Parties have caused this Agreement to be duly executed and delivered as of the date first written above.

CBI DISTRIBUTING CORP.

By:	/s/ J. Per Brodin
	Name:	J. Per Brodin
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Trademark Security Agreement]

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Collateral Agent

By:	/s/ Teresa Petta
	Name:	Teresa Petta
	Title:	Vice President

[First Lien Trademark Security Agreement]

Schedule 1

Trademark Registrations

Please see attached.

TRADEMARK REGISTRATIONS

Owner	Mark	Classes	Status	Reg. No./(Ser. No.)

CBI Distributing Corp.	IT’S AT CLAIRE’S	35	Registered	3817929

CBI Distributing Corp.	C Swirl Logo	3, 14, 16, 20, 26	Registered	3512546
CBI Distributing Corp.	CLAIRE	28	Registered	2813344
CBI Distributing Corp.	CLAIRE’S	14	Registered	1925359
CBI Distributing Corp.	CLAIRE’S	3	Registered	3319826
CBI Distributing Corp.	CLAIRE’S	9	Registered	2908857
CBI Distributing Corp.	CLAIRE’S	16	Registered	2908859
CBI Distributing Corp.	CLAIRE’S	11	Registered	2908858
CBI Distributing Corp.	CLAIRE’S	25	Registered	1891172
CBI Distributing Corp.	CLAIRE’S	42	Registered	1890335
CBI Distributing Corp.	CLAIRE’S	20	Registered	2967212
CBI Distributing Corp.	CLAIRE’S	35	Registered	2974652
CBI Distributing Corp.	CLAIRE’S	5	Registered	1929317
CBI Distributing Corp.	CLAIRE’S	16	Registered	2978984
CBI Distributing Corp.	CLAIRE’S	35	Registered	3190839
CBI Distributing Corp.	CLAIRE’S	21	Registered	3190840
CBI Distributing Corp.	CLAIRE’S	24	Registered	2900024
CBI Distributing Corp.	CLAIRE’S	14	Registered	2996103
CBI Distributing Corp.	CLAIRE’S	25	Registered	2925470
CBI Distributing Corp.	CLAIRE’S	26	Registered	2908861
CBI Distributing Corp.	CLAIRE’S	3	Registered	2951866
CBI Distributing Corp.	CLAIRE’S	21	Registered	2919171
CBI Distributing Corp.	CLAIRE’S ACCESSORIES	42	Registered	1956047
CBI Distributing Corp.	CLAIRE’S ACCESSORIES	42	Registered	1946557
CBI Distributing Corp.	CLAIRE’S ACCESSORIES and design	35	Registered	2294937
CBI Distributing Corp.	CLAIRE’S BOUTIQUES and design	42	Registered	1514045

CBI Distributing Corp.	CLAIRE’S CLUB	35	Registered	3343775

CBI Distributing Corp.	CLAIRE’S CLUB	25	Registered	2908868

CBI Distributing Corp.	CLAIRE’S CLUB	14	Registered	2908865

CBI Distributing Corp.	CLAIRE’S CLUB	26	Registered	2908191

CBI Distributing Corp.	CLAIRE’S CLUB	20	Registered	2908867

CBI Distributing Corp.	CLAIRE’S CLUB	3	Registered	2908862

CBI Distributing Corp.	CLAIRE’S CLUB	18	Registered	2908866

CBI Distributing Corp.	CLAIRE’S CLUB	9	Registered	2908863

CBI Distributing Corp.	CLAIRE’S CLUB	21	Registered	2992613

CBI Distributing Corp.	CLAIRE’S ETC.	42	Registered	2065959

CBI Distributing Corp.	CLAIRE’S ETC.	42	Registered	2064149

CBI Distributing Corp.	CLAIRE’S Logo	35	Registered	3602239

CBI Distributing Corp.	CLAIRE’S Stylized with @ logo	35	Registered	2623039

CBI Distributing Corp.	ICING	3, 9, 14, 18, 20, 25, 26, 35	Registered	3743653

CBI Distributing Corp.	ICING BY CLAIRE’S	35	Registered	3050863

CBI Distributing Corp.	ICING BY CLAIRE’S	14, 26	Registered	3475495

CBI Distributing Corp.	SECRET SANTA CIRCLE	35	Registered	4005371

CBI Distributing Corp.	SENSITIVE SOLUTIONS	14	Registered	1951435

CBI Distributing Corp.	THE ICING	42	Registered	1466727

CBI Distributing Corp.	THE ICING	35	Registered	3461876

CBI Distributing Corp.	THE ICING ACCESSORIES and Design	35	Registered	2234841
CBI Distributing Corp.	WHERE GETTING READY IS HALF THE FUN	35	Registered	2664513
CBI Distributing Corp.	WHERE THROWING A PARTY IS ALL THE FUN	41	Registered	3136920

CBI Distributing Corp.	CLAIRE’S GARDEN	4	Registered	2745298

CBI Distributing Corp.	CLAIRE’S GARDEN FILLED WAX CANDLE & Design	21	Registered	2856777